______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) November 25, 1997



        CWABS, Inc. Asset-Backed Certificates, Series 1997-2
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 333-11095         13-3956151
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240
                                                     ----- --------
_____________________________________________________________________________

Item 5.   Other Events.
----      ------------

     On the November 25, 1997 Distribution Date, The Bank of New York, as trustee (the "Series 1997-2 Trustee") of CWABS, Inc. Asset-Backed Certificate Trust 1997-2 (the "Series 1997-2 Trust"), distributed to holders (the "Series 1997-2 Certificateholders") of the Series 1997-2 Trust's Asset-Backed Certificates, interest and principal totalling $5,582,600.73, pursuant to a Pooling and Servicing Agreement dated as of May 23, 1997 (the "Pooling and Servicing Agreement") by and among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller and master servicer, and the Series 1997-2 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1997-2 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1997-2 Certificateholders.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. CWABS, Inc. Asset Backed Certificates, Series 1997-2, Statement to Certificateholders dated November 25, 1997.



                                  SIGNATURES

          Pursuant to   the  requirements of the  Securities Exchange  Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWABS, Inc.


                           By:   /s/ David Walker
                               ----------------------------
                                 David Walker
                                 Vice President


Dated:  November 25, 1997



                                Exhibit Index
                                -------------

Exhibit                                                                  Page
-------                                                                  ----

1.   CWABS, Inc. Asset Backed Certificates, Series 1997-2, Statement to
     Certificateholders dated November 25, 1997.                          3


                                   EXHIBIT 1


                                                    Payment Date:  11/25/97

The Bank of New York
101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

                                    COUNTRYWIDE HOME LOAN, INC.
                             ASSET-BACKED CERTIFICATES, SERIES 1997-2



Class Information                            Current Payment Information
                        Beginning	   Pass Thru      Principal	  Interest        Total      Ending Certificate
Class Code     Name     Cert. Bal.	     Rate	  Dist. Amt.      Dist. Amt.      Dist.           Balance
               A-1    168,182,190.02 	   5.896250%    4,783,776.21     798,824.52   5,582,600.73   163,398,413.82
                R               0.00          N/A             N/A              0.00           0.00 	       0.00
Totals          -     168,182,190.02           -        4,783,776.21     798,824.52   5,582,600.73   163,398,413.82



Class
Information

Class Information        Original Certificate Information                  Factors per $1,000
	          	Original       Pass Thru      Cusip     Principal       Interest	   Ending
Type  	       Name	Cert. Bal.     Rate           Number       Dist.        Dist.	          Cert. Bal
Floater	       A-1    178,026,096.00   5.896250%    126671AJ5   26.87120772 	4.48712039      917.83405628
Fixed 	       R                0.00     N/A            N/A      0.00000000 	0.00000000 	  0.00000000
Totals         -      178,026,096.00      -              -      26.87120772 	4.48712039      917.83405628


                  COLLATERAL INFORMATION

Beginning Pool Balance                     169,948,098.16
Scheduled Principal Payment                     92,790.09
Prepayment Amount                            4,248,083.28
Ending Pool Balance                        165,607,224.79

Subordinated Increase Amount	               442,902.84
Required Subordinated Amount	             4,895,717.65
Subordination Deficit Amount	                     0.00

                   OTHER INFORMATION

Class A Carry-Forward Amount	                     0.00
Class A Insured Payment	                             0.00
Class A Basis Risk Carry-Forward Amound paid         0.00
Class A Basis Risk Carry-Forward Amount remained     0.00

                 TOTAL REO INFORMATION

Total Number of REO Properties                          0
Total Principal Balance of REO Properties            0.00

                   NEW REO INFORMATION

            Loan Number             Stated Principal Balance

                  0                          0.00
                  0                          0.00
                  0                          0.00

                    FEES & ADVANCES

Monthly master servicer fees paid                67,449.02
Advances included in this distribution	         36,783.01

              LIQUIDATION/LOSS INFORMATION

Loan Number    Ending Stated Balance    Realized Losses

    0                  0.00                   0.00
    0                  0.00                   0.00
    0                  0.00                   0.00

                DELINQUENCY INFORMATION

Period	          Loan Count     Ending Stated Balance

30 days               39             3,092,360.02
60 days                9               841,448.67
90 or more days        4               309,610.29
Foreclosure           10               667,729.45
Totals                62             4,911,148.43